UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2026

SPACCircle Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43511	98-1937776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8795 Folsom Blvd
Sacramento, California 95826

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (916) 806-7146

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant and one right	SCQCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SCQC	The Nasdaq Stock Market LLC
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCQCW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-half (1/2) of one Class A ordinary share	SCQCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Class A Ordinary Shares, Warrants and Rights

On November 6, 2026, SPACCircle Acquisition Corp. (the “Company”) announced that, commencing on November 10, 2026, the holders of the units issued in its initial public offering (the “Units”), each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), one redeemable warrant of the Company (the “Warrants”), entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, and one right (the “Rights”) to receive one-half (1/2) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination, may elect to separately trade the Class A Ordinary Shares, the Warrants and the Rights included in the Units. Any Units not separated will continue to trade on the Nasdaq Global Market under the symbol “SCQCU.” The Class A Ordinary Shares, the Warrants and the Rights are expected to trade on the Nasdaq Global Market under the symbols “SCQC,” “SCQCW” and “SCQCR,” respectively. Holders of Units will need to have their brokers contact VStock Transfer, LLC, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares, Warrants and Rights.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACCIRCLE ACQUISITION CORP.

	By:	/s/ John Dicconson
		Name:	John Dicconson
		Title:	Chief Executive Officer
Date: November 6, 2026

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